UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2015

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

7999 Gateway Blvd, Suite 300, Newark, California 94560

(Address of principal executive offices, with zip code)

(510) 744-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

Supply Agreements

In connection with the consummation of the Transactions (as defined below), on April 2, 2015, Depomed, Inc., a California corporation (the “Company”) entered into (i) a Transitional Supply Agreement with Janssen Pharmaceuticals, Inc., a Pennsylvania corporation (“Janssen”), and Janssen Ortho LLC, an affiliate of Janssen (“Janssen Ortho”), pursuant to which Janssen Ortho will manufacture and supply the Company’s requirements for the Products (as defined below) in the United States until the Company, or its contract manufacturer, begins commercial production of the Products, following which the Company will manufacture and supply its own requirements for the Products in the United States and Janssen’s requirements for the Products outside of the United States and (ii) a Supply Agreement with Noramco, Inc., an affiliate of Janssen (“Noramco”), pursuant to which Noramco will manufacture and supply the Company with the active pharmaceutical ingredient contained in the Products.

The description of each of the supply agreements set forth above is qualified in its entirety by reference to the full text of the supply agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2015.

Note Purchase Agreement

In connection with the consummation of the Transactions, on April 2, 2015, the Company sold an aggregate of $575.0 million principal amount of the Company’s senior secured notes (the “Notes”) for an aggregate purchase price of approximately $562.0 million pursuant to the Company’s previously announced Note Purchase Agreement dated March 12, 2015 (the “Note Purchase Agreement”) between the Company and Deerfield Private Design Fund III, L.P., Deerfield Partners, L.P., Deerfield International Master Fund, L.P., Deerfield Special Situations Fund, L.P., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., BioPharma Secured Investments III Holdings Cayman LP, Inteligo Bank Ltd. and Phemus Corporation (collectively, the “Purchasers”) and Deerfield Private Design Fund III, L.P., as collateral agent (the “Collateral Agent”).  The Company used $550.0 million of the net proceeds received upon the sale of the Notes to fund a portion of the Purchase Price (as defined below) paid to Janssen.

The description of the Note Purchase Agreement and the Notes set forth in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on March 12, 2015 is (i) incorporated herein by reference and (ii) qualified in its entirety by reference to the full text of the Note Purchase Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2015.

Security Agreement

Pursuant to the Note Purchase Agreement, upon the consummation of the sale of the Notes on April 2, 2015, the Company and Depo NF Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Depo Sub”), entered into a Pledge and Security Agreement with the Collateral Agent (the “Security Agreement”) pursuant to which the Company and Depo Sub each granted the Collateral Agent (on behalf of the Purchasers) a security interest in substantially all of their assets, other than specifically excluded assets as set forth therein.  The description of the Security Agreement set forth above is qualified in its entirety by reference to the full text of the Security Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2015.

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On April 2, 2015, the Company consummated the transactions (the “Transactions”) contemplated by the previously announced Asset Purchase Agreement dated January 15, 2015 with Janssen (the “Asset Purchase Agreement”) pursuant to which the Company acquired from Janssen and its affiliates the U.S. rights to the NUCYNTA® franchise of pharmaceutical products (the “Products”) as well as certain related assets for $1.05 billion in cash (the “Purchase Price”).

Upon the consummation of the Transactions, the $500.0 million deposit delivered by the Company to JPMorgan Chase Bank, N.A., (the “Escrow Agent”) in accordance with an Escrow Agreement, dated January 15, 2015 (the “Escrow Agreement”), by and among the Company, Janssen and the Escrow Agent, was released to Janssen and credited against the Purchase Price.  The remaining $550.0 million of the Purchase Price was delivered to Janssen using $550.0 million of the net proceeds received by the Company upon the completion of its previously announced sale of the Notes as described above under Item 1.01 of this Current Report on Form 8-K.

The description of the Asset Purchase Agreement and the Transactions set forth in the Current Report on Form 8-K filed by the Company with the SEC on January 15, 2015 is (i) incorporated herein by reference and (ii) qualified in its entirety to the full text of the Asset Purchase Agreement, which was filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 with the SEC on February 26, 2015 and is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the consummation of the sale of the Notes is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

Any financial statements to be filed in response to this Item 9.01(a) with respect to the transactions described in Item 2.01 herein will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)                                 Pro Forma Financial Information

Any pro forma financial information to be filed in response to this Item 9.01(b) with respect to the transactions described in Item 2.01 herein will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit
10.22

Asset Purchase Agreement, dated January 15, 2015, between the Company and Janssen Pharmaceuticals, Inc. (filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2015 and incorporated herein by reference). +

+                                         Confidential Treatment Requested

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Dated: April 2, 2015	/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.22

Asset Purchase Agreement, dated January 15, 2015, between the Company and Janssen Pharmaceuticals, Inc. (filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2015 and incorporated herein by reference). +

+                                         Confidential Treatment Requested